UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2023 (November 10, 2023)

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Trilogy International Partners Inc.
(Exact name of registrant as specified in its charter)

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British Columbia, Canada	000-55716	98-1361786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 108th Avenue NE, Suite 400, Bellevue, Washington 98004

(Address of principal executive offices) (Zip Code)

(425) 458-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On November 13, 2023, Trilogy International Partners Inc. (the “Company”) issued a press release announcing the Company’s results for the quarter ended September 30, 2023. The press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2023, the Company’s Board of Directors (the “Board”) appointed Andrew M. Davies to the Board and, together with Director Mark Kroloff, to a special committee of the Board (the “Special Committee”). The Special Committee will evaluate an expression of interest communicated to the Company on November 10, 2023 by SG Enterprises II, LLC (owned by Board Chair John W. Stanton and his wife, Theresa Gillespie) to acquire all issued and outstanding common shares of the Company not already owned by SG Enterprises II, LLC.

Mr. Davies’s appointment is effective as of November 13, 2023. Mr. Davies will be compensated for his services on the Board and will receive US$2,700 per week, up to a maximum of US$140,000 per year, with payment to be made at the end of each calendar quarter (or on the date of Mr. Davies’ termination as a director if occurring prior to the end of a calendar quarter), provided that in no event shall Mr. Davies receive less than US$50,000 in the aggregate.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated November 13, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trilogy International Partners Inc.
(Registrant)

Date: November 13, 2023	By:	/s/ Bradley J. Horwitz
Bradley J. Horwitz
	Title:	President, Chief Executive Officer and Chief Financial Officer

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